GOLDMAN SACHS TRUST II

Active Equity Multi-Manager Funds

Multi-Manager U.S. Small Cap Equity Fund

(the “Fund”)

Supplement dated October 23, 2025 to the

Prospectus dated February 28, 2025

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Wellington Management Company LLP will now serve as an Underlying Manager of the Fund. Accordingly, effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the third paragraph in the “Multi-Manager U.S. Small Cap Equity Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Boston Partners Global Investors, Inc. (“Boston Partners”), Brown Advisory, LLC (“Brown Advisory”), Victory Capital Management Inc. (“Victory Capital”), Wellington Management Company LLP (“Wellington”) and Westfield Capital Management Company, L.P. (“Westfield”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager U.S. Small Cap Equity Fund” section of the Prospectus:

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington”), a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, an investment adviser registered with the SEC and a “commodity trading advisor” registered with the CFTC and NFA, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over ninety years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. With respect to the Fund, the firm manages an allocation of U.S. small capitalization equity securities. Wellington’s small capitalization strategy seeks to outperform the benchmark over the long-term by additive security selection informed by fundamental, bottom-up security analysis. As of June 30, 2025, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.29 trillion in assets.

The following is added at the end of the fourth paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Wellington will be available in the Fund’s Form N-CSR dated October 31, 2025.

This Supplement should be retained with your Prospectus for future reference.

MMGRFDSSTK 10-25